Exhibit 99.1
Intercontinental New York Barclay New York, New York Investor Luncheon November 16 , 2010

Forward-Looking Statements 2 Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "appears," "may," "will," "would," "could," "should," "seeks," "estimates" and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements in this presentation, including operating ratio goals. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.'s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward- looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Notes on presentation of information 3 In December 2009 the Company received C$73 million gross proceeds upon the termination of the Ottawa Valley Railway (OVRR) lease. From Q4 2009 through Q2 2010, reported financials reflected OVRR as a discontinued operation. In October 2009 the Company announced a new operating agreement with Canadian Pacific to operate a portion of the OVRR. Starting in Q3 2010 the company is now reporting OVRR as a continuing operation. Information in this presentation, unless otherwise noted, includes the OVRR.

Representing RailAmerica John Giles, President & CEO Charlie Patterson, Senior Vice President & Chief Commercial Officer Paul Lundberg, Senior Vice President & Chief Operations Officer Georgi Kirov, Senior Vice President & Chief Investment Officer Clyde Preslar, Senior Vice President & Chief Financial Officer David Novak, Senior Vice President & Chief Administrative Officer David Rohal, Senior Vice President Strategic Relations Scott Williams, Senior Vice President & General Counsel Ira Berger, Vice President Financial Planning & Investor Relations 4

Agenda 5 Overview - John Giles Sales & Marketing - Charlie Patterson Operations - Paul Lundberg Corporate Development - Georgi Kirov Financial Overview - Clyde Preslar Wrap Up - John Giles

Overview John Giles, President and Chief Executive Officer 6

RailAmerica is a leading owner and operator of short line and regional railroads in North America

- 40 railroads with ~7,300 track miles in 27 states and 3 Canadian provinces
  - Railroads range from 4 to 625 track miles in size
  - ~ 1,500 freight customers
- Atlas Railroad Construction, a leading provider of railroad engineering and construction services
- Improving financial and operating performance


CSCD
PSAP
CORP
CFNR
SJVR
VCRR
ARZC
SDIY
OTVR
KYLE
TPWR
MNAR
TNER
DGNO
RSSR
PCNR
CBNS
OVRR
SORR
GEXR
NECR
MSTR
CSOR
HESR
MMRR
CFER
IORY
CERA
CIND
ISRR
CA
NCVA
CPDR
SCRF
EARY
AGRR

7

We provide a critical service to major industrial companies 8 Essential link between customers and North America's Class I railroads In most cases, RailAmerica is the only provider of rail service at a customer location

RailAmerica is positioned on multiple fronts to create shareholder value 9 Growing participant in a vibrant economic sector Attractive opportunities in freight and non-freight areas Track record of improving operating efficiency and profit margins Accelerating growth through strategic acquisitions Strong balance sheet and predictable capital expenditures

10 Valuable Infrastructure Assets Rail is the largest mode of freight transportation in North America, measured by ton miles Irreplaceable infrastructure (limited supply) Prohibitively expensive to build new railroads Positive Industry Trends Increasing share of freight transportation since 1980 Increasing focus and spending on transportation infrastructure Strong customer and legislative support for short lines - reduce highway gridlock & green alternative to trucking Multiple Drivers of Long-Term Growth Continuing improvement in pricing Increasing demand for rail-related ancillary services Continuing productivity improvements Rail industry has attractive and improving fundamentals

Rail industry and economy showing strength 11 Rail volumes recovering on the strength of GDP ______________________ Note: (1) Source: AAR. Includes weekly carloads and intermodal volumes for major US railroads (weeks estimated by quarter). (2) Source: Bureau of Economic Analysis US Dept of Commerce. GDP in billions chained 2005 dollars. GDP (2) Carloads (1)

Strategic priorities target profitable growth 12 Organic Growth Acquisitions Balance Sheet Strength Freight and Non-Freight growth Operating efficiency North America Short lines Rail related assets and services Delever Support growth strategy

Sales & Marketing Charlie Patterson, Chief Commercial Officer 13

14 RailAmerica vs. Class I's

15 RailAmerica's business mix vs. the Class I's ______________________ Note: (1) Source: AAR weekly carloads for Class I's YTD 2010 as of week 39. RA mix is Q3 YTD 2010 carloads.

16 RailAmerica volume vs. Class I carloads only (excludes intermodal) ______________________ Note: (1) Source: AAR weekly carload volumes (total carried = originated + received).

17 RailAmerica's Business

Geographic diversity


CBNS
OVRR
SORR
GEXR
CSCD
PSAP
OTVR
NECR
MSTR
CSOR
MS
HESR
MMRR
GR
CORP
CFNR
CFER
IORY
CERA
TPWR
CIND
SJVR
KYLE
ISRR
VCRR
CA
ARZC
MNAR
NCVA
CPDR
SDIY
KRRR
SCRF
BXNR
EARY
AGRR
TNER
DGNO
RSSR
PCNR

18

Geographic diversity 19 West Central Northeast Southeast Midwest

20 RailAmerica commodity diversity % of Total Volume (carloads) - Q3 2010

21 Industrial Products INDUSTRIAL PRODUCTS 350 91 82 101 92 83 6 Q3 2010 VOLUME FACILITIES

22 Building Products BUILDING PRODUCTS Q3 2010 VOLUME FACILITIES 157 151

23 Coal COAL 8 11 3 Q3 2010 VOLUME FACILITIES

24 Agricultural Products *Incl. DDG's *

25 2007 2008 2009 Change in RailAmerica carloads from the same month of previous year Excludes OVRR carloads 2010

26 Broad-based top-line recovery 5% Total Q3 2010 vs. Q3 2009 (carload growth)

27 Continuing improvements in pricing Pricing Pricing Mechanisms Change in Average Freight Revenue / Carload (1) (Versus Prior Year) ______________________ Note: (1) Excludes fuel surcharge and foreign exchange effects. Freight Revenue by Contract Type (% of Total Freight Revenue) Contracts with Class I's (~25yr Contracts) Contracts with Customers + Shippers (~1-3yr Contracts) Published Rate (No Contract) 0.45 0.11 0.44 Contracts with Class I's (~25yr Contracts) ~ 46% Contracts with Customers + Shippers (~1-3yr Contracts) ~11% Published Rate (No Contract) ~43%

Growth in non-freight services 28 High margins with limited capital investment Growth driven by car storage, real estate and engineering services Car storage counter cyclical

29 Goal Attract customers to build or expand their production facilities on the RailAmerica network Key Benefits for Customers Access to multiple class I's Reduced costs Extended market reach Recent Progress 8 new plants announced in 2010 6 Plant Expansions and / or Plant Re-Openings Transloading - 7 currently generating carloads and 3 are under construction Industrial development

30 Poised For Growth Geographic Commodity Customer Ready For Growth Ample Capacity Pursuing Growth Reengineering The "Front Shop" RailAmerica will continue to grow

Operations Paul Lundberg, Chief Operations Officer 31

Geographic diversity



OVRR
CBNS
SORR
GEXR
CSCD
PSAP
OTVR
CORP
NECR
MSTR
MS
HESR
CFNR
MMRR
GR
CSOR
CFER
IORY
CERA
TPWR
SJVR
KYLE
CIND
ISRR
VCRR
CA
MNAR
ARZC
NCVA
CPDR
SDIY
KRRR
SCRF
BXNR
EARY
TNER
AGRR
DGNO
RSSR
PCNR

32

RailAmerica is an asset-rich company 33 7,300 miles of track 4,500 owned and 2,800 leased 200 track miles available for storage and 120 of that is in use today ~ 450 locomotives (200 leased and 250 owned) ~ 7,500 railcars (7,000 leased and 500 owned) 31 locomotive shops and 31 car repair facilities ~1,800 employees (~ 40% union) Added ~160 employees with Atlas acquisition Successful renegotiation of all 34 collective bargaining agreements in the past three years

Streamlined organization structure drives more efficient decision making and allocation of resources 34 Streamlined operations drives better utilization of human capital Centralized strategic functions and clear set of responsibilities and expectations for the regional VP's and railroad GM's Organized as 40 autonomous railroads with regional & corporate oversight Senior management ? pricing, purchasing, capital spending, strategic relations, finance 5 Regional VP's ? regional oversight, operations, safety, efficiency Railroad GM's ? safety, day-to-day operations, railroad P&L

Improved profitability despite declining carloads 35 ______________________ Note: (1) See page 54 for a reconciliation to GAAP (successor and predecessor periods) (2) This represents the operating ratio excluding asset sales, 45G tax credits, and IPO charge. Reported operating ratio for 2006, 2007, 2008, 2009 and Q3 2010 LTM is 89.2%, 86.0%, 83.1%, 73.2%, and 75.8% respectively. See page 44 for a reconciliation to GAAP 2 1 1

Safety remains a critical area of focus

FRA Reportable Personal Injuries (Q3 YTD)



32
22
17
18
2007
2008
2009
2010

Personal Injury (PI) Ratio (Q3 YTD)



2.3
1.8
1.7
1.8
2007
2008
2009
2010

FRA Reportable Train Accidents Q3 YTD



39
40
25
19
2007
2008
2009
2010

FRA Reportable (Human Factor)Train Accidents Q3 YTD



13
9
6
4
2007
2008
2009
2010

Note: RailAmerica includes Canadian railroads and excludes Atlas.
PI ratio rate per 200,000 man hours worked
FRA = Federal Railroad Administration

36

Productivity initiatives are focused on driving further cost reductions on a sustainable basis 37

Corporate Development Georgi Kirov, Chief Investment Officer 38

39 Operator of short line railroads Rail related logistics services Trans-loading Storage Freight rail service Short lines Industrial railroads Passenger rail service Railroad engineering and construction Freight railroads Public transit Railroad operations Switching Dispatching Real estate right-of- way management RailAmerica's corporate development vision is centered on growing our core portfolio of railroads

Several trends are creating opportunities to grow through acquisitions 40 Consolidation of private, short line railroads Divestment of non-core, short line operations by industrial, Class 1, and public/government owners Emerging opportunities to build and operate short line railroads in partnership with industrial shippers and public/government agencies

RailAmerica has robust resources to execute a successful corporate development program 41 Best-in-class management processes and systems $100 million + cash on the balance sheet Strong cash flow from operations Access to capital Operating platform People Experienced management team Dedicated M&A group Transportation industry expertise Capital

The first acquisition since the IPO, Atlas Railroad Construction, is positioned to contribute to our growth

- Atlas provides railroad construction and repair services primarily to short line and industrial railroads and is growing into transit.
- Public investments in rail are increasing demand for Atlas' capabilities (TIGER projects; high-speed rail; transit infrastructure.)
- Atlas is growing in new geographical markets.
  - Currently focused on the Midwest and Northeast market.
  - Expanding into regions where RA's footprint can be leveraged. Southeast is first new region for Atlas.
- Established new division for railroad bridge services.

3rd Party Track Repair & Maintenance Market


Industrial
$0.5B
Class I
$1B
Shortlines
$0.5B
Transit & High Speed Rail
$1B

Source: ASLRRA Facts & Figures (2009); AAR Analysis of Class I Railroads (2007), APTA 2009 Public Transit Fact Book, RailAmerica estimates

42

Financial Overview Clyde Preslar, Chief Financial Officer 43

Financial and operating improvement 44 ______________________ (1) See page 54 for a reconciliation to GAAP (successor and predecessor periods) (2) Reported Q4 2009 results include a $26.8 million gain on sale from the termination of the Ottawa Valley Railway lease with CP.

Predictable capital expenditures 45 ______________________ Note: (1) See page 54 for a reconciliation to GAAP (successor and predecessor periods (2) 2009 capex is before $5.2 million 45G tax credit. 2009 reported capex was $47.8 million. $70 $71 $61 $53 $60 1 2

Strong balance sheet 46 Capitalization ______________________ Note: Numbers may not add due to rounding

Wrap Up John Giles, President and Chief Executive Officer 47

70% operating ratio roadmap 48 Our strategic goal of a 70% operating ratio is a multi-year journey that assumes modest economic growth, a continuation of current pricing trends, and steady progress on productivity initiatives. ______________________ Note: (1) Does not include the impact of future acquisitions or divestitures 4% to 6% 0% to 3% 2% to 4% 1% to 3%

Strategic priorities 49 Strategic Focus Priorities Organic Growth External Growth Balance Sheet Strength Top line growth Capitalize on improving economy Pricing excellence Non-freight revenue Operating efficiency Match resources to business levels Excel at the basics Productivity initiatives Pursue acquisitions in disciplined manner Deleverage

Appendix 50

Bios 51 John Giles President and Chief Executive Officer John Giles previously served as President and Chief Executive Officer of Great Lakes Transportation, LLC between 2001 and 2004, at which time the company was acquired by Canadian National Railway Co. He began in the industry in 1969 with a CSX predecessor. In 1975 he joined the Elgin, Joliet & Eastern Railway Company, a subsidiary of US Steel, where he held positions of progressively greater responsibility in the Transportation department. In 1981, Mr. Giles returned to CSX, where he served in a variety of roles in the operations, marketing and strategic planning departments. He has also served as a Director for various non-profits, and as a Director and advisor on various industry groups, including the Indiana Railroad Co., The Lake Carriers Association, National Freight Transportation Association, and INROADS. Mr. Giles was born in England and raised in Indianapolis. He holds a B.A. in Business from Marian College and an MBA from Indiana University. Paul Lundberg Senior Vice President and Chief Operations Officer Paul Lundberg joined RailAmerica in February 2007 and served for two years with corporate responsibilities for operations, relationships with RailAmerica's Class I railroad partners, and labor relations, before becoming RailAmerica's Chief Operations Officer. Mr. Lundberg is part of the management team that joined RailAmerica upon its acquisition by Fortress. Mr. Lundberg began his railroad career on the Chicago & North Western Railway in 1973. He held a variety of management positions in labor relations and operations, including Vice President - Labor Relations and Senior Vice President - Transportation, where he was responsible for all transportation, coal and commuter operations, equipment management, service design and customer service. Subsequent to his career at the C&NW, Mr. Lundberg has held senior management positions at SeaLand and Maersk Sealand (container shipping) and Great Lakes Transportation (railroads and shipping). Prior to joining RailAmerica, Mr. Lundberg was General Manager of the Massachusetts Bay Commuter Railroad, the contract operator of commuter operations in the Boston area. Mr. Lundberg holds a Bachelor of Science in Communications degree from Northwestern University, and a Master of Management degree from Northwestern's Kellogg Graduate School of Management. Georgi Kirov Senior Vice President and Chief Investment Officer Georgi Kirov joined RailAmerica in August, 2010, with over 16 years of corporate development and strategy experience, including positions at publicly traded companies as Director Corporate Development at Eaton Corporation in Cleveland Ohio; Senior Vice President of Strategy and Business Development at Boart Longyear Company in Salt Lake City, Utah; and Executive Director of Mergers & Acquisitions and Strategy for Magna Donnelly in Troy, Michigan. Mr. Kirov was also a consultant for eight years with Bain & Company advising clients in a variety of manufacturing and service industries on growth, operational excellence and mergers and acquisitions both in the U.S. and internationally. Mr. Kirov has extensive experience in the corporate strategic planning process, strategy development and implementation, mergers, acquisitions and divestitures. Mr. Kirov holds a B.A. in Economics from Yale College and an MBA with a concentration in Strategic Management and Information Economics from the Wharton School of Business, University of Pennsylvania.

Bios (continued) 52 Clyde Preslar Senior Vice President and Chief Financial Officer Clyde Preslar was named Senior Vice President and Chief Financial Officer of RailAmerica on May 5, 2008, and joined the Company with over 28 years of experience in corporate finance, including 11 years experience as a Chief Financial Officer of publicly traded companies. Prior to joining RailAmerica, Preslar was the Executive Vice President and Chief Financial Officer for Cott Corporation in Tampa, Florida. He also served as Vice President and Chief Financial Officer for Lance, Inc. in Charlotte, North Carolina. Mr. Preslar is currently, and has been since May 2005, a director of Alliance One International, Inc., and chairs its audit committee. Preslar is an Elon College graduate and holds an MBA from Wake Forest University. David Novak Senior Vice President and Chief Administrative Officer David Novak joined RailAmerica in February 2008, with operations and administrative responsibilities. Mr. Novak began his business career in the operations department of the Elgin, Joliet & Eastern Railway Company, or EJ&E, a railroad subsidiary of United States Steel Corporation, or USS. Subsequently, Mr. Novak moved to CSX Transportation where he became general superintendent and a managing director in the sales-and- marketing department and a managing director in the finance department. In 2001, Mr. Novak joined the Great Lakes Transportation LLC, or GLT, management team, as a vice president with both operations and administrative responsibilities. After Canadian National Railway Co.'s, or CN's, 2004 acquisition of GLT's carrier subsidiaries, Mr. Novak remained with CN to integrate GLT's operations into CN and to shutdown GLT's Monroeville headquarters. In December 2004, Mr. Novak authored Project Solomon, an ambitious strategy that envisioned dividing EJ&E between CN and USS, thereby solving structural problems relating to CN's Chicago-area operations. Mr. Novak led the EJ&E project from CN's U.S. headquarters near Chicago and came to RailAmerica shortly after the EJ&E acquisition was announced. Mr. Novak holds Bachelor's and Master's degrees in business from Indiana University and has attended the University of Chicago, Syracuse University, and the Wharton School of the University of Pennsylvania. Charles M. Patterson Senior Vice President and Chief Commercial Officer Charles M. Patterson, appointed to his post in March 2007, joined RailAmerica from CN Railway where he was a Director of Sales. Prior to that, he was Vice President and General Manager of Great Lakes Fleet, LLC. Mr. Patterson's longest tenure was his 16 years with CSX, where he started as an Operations Planning analyst and ended as Director of Sales, Marketing and Customer Service for Minerals. He also served proudly in the US Army from 1977 to 1981, serving as a Commanding Officer and a Logistics Officer among other assignments. Mr. Patterson holds a B.S. from Davidson College and an MBA from the University of Virginia.

Bios (continued) 53 Scott Williams Senior Vice President and General Counsel Scott Williams has served as RailAmerica's Senior Vice President and General Counsel since 2002. Mr. Williams' responsibilities included corporate governance and SEC, NYSE and Sarbanes Oxley compliance while RailAmerica was a public company through 2007. Mr. Williams continues as part of the management team that joined RailAmerica upon its acquisition by private equity funds managed by affiliates of Fortress Investment Group. Prior to joining RailAmerica, Mr. Williams practiced law as an equity partner with the 150+ attorney firm of Shutts & Bowen, LLP, developing an extensive background in commercial office, shopping center and industrial park development, land development, construction and permanent loan financing, and zoning and utilities practice. While at Shutts & Bowen, Mr. Williams represented the predecessors to RailAmerica in their early short line acquisitions, including the 1986 acquisition of Huron & Eastern Railway, and continued to represent RailAmerica in a series of asset and stock acquisitions and financings in the decade that followed. Mr. Williams has a combined 23 years of experience in working in, or representing clients in, the railroad industry. Mr. Williams received his B.A. from Yale University in 1976 and his J.D. from Vanderbilt University in 1980. He served for four years as a member of the State of Florida Commission on Ethics, and was elected and served as its Chairman in 1990 and 1991. David Rohal Senior Vice President Strategic Relations David Rohal joined RailAmerica in March 2007, with over 22 years of railroad management experience and served for two years as RailAmerica's Chief Operating Officer before assuming leadership of strategic and governmental relations. He started in the railroad industry as a management trainee with the Chessie System Railroads, a predecessor of CSX, and held corporate and operating positions with both CSX and short line operator Genesee & Wyoming before joining RailAmerica. In his career Rohal has led and managed many aspects of railroad operations, including field operations, planning, customer service, and equipment, and has led the execution of major transformational projects including reengineering, acquisitions, integrations, and consolidations. Rohal graduated from Yale University in 1984 with a B.A. in American Studies and received a Master of Management degree with concentrations in Transportation, Marketing and Finance from Northwestern University's J.L. Kellogg Graduate School of Management in 1990. Ira Berger Vice President Financial Planning & Investor Relations Ira Berger joined RailAmerica in July 2008 and has responsibility for financial planning & analysis and investor relations. Prior to joining RailAmerica, Mr. Berger was Vice President of Financial Planning & Analysis at Florida East Coast Industries, and held positions in finance and strategic planning at the Mead Corporation. Mr. Berger earned a BA from the University of Virginia and an MBA and a Masters of Environmental Management from Duke University.

2007 predecessor and successor reconciliation to GAAP 54